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                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-109174) and Form S-8 (No. 333-55508) of Loudeye Corp. of our report dated March 18, 2004 relating to the 2003 and 2002 financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Seattle, Washington
March 18, 2004





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